Exhibit 10.2
EXECUTION VERSION

REVOLVING FACILITIES AMENDMENT TO FIRST LIEN CREDIT AGREEMENT,
dated as of March 26, 2021 (this “Amendment”), is made and entered into by and among Sotera Health Company (f/k/a Sotera Health Topco, Inc.), a Delaware corporation (“Holdings”), Sotera Health Holdings, LLC, a Delaware limited liability company (the “Borrower”), each of the entities listed under the caption “Extending Revolving Lenders” on the signature pages hereto (each, an “Extending Revolving Lender” and, collectively, the “Extending Revolving Lenders”), each of the entities listed under the caption “Consenting Issuing Banks” on the signature pages hereto (each, a “Consenting Issuing Bank” and, collectively, the “Consenting Issuing Banks”), JPMorgan Chase Bank, N.A., as First Lien Administrative Agent (solely in such capacity, the “Administrative Agent”), and, for purposes of Sections 6 and 8 hereof only, the other Loan Parties as of the date hereof.

RECITALS:

WHEREAS, reference is made to the First Lien Credit Agreement dated as of December 13, 2019, by and among Holdings, the Borrower, the lenders from time to time party thereto and the Administrative Agent, as amended by that certain Incremental Facility Amendment to First Lien Credit Agreement, dated as of December 17, 2020, among the Borrower, Holdings, the Subsidiary Guarantors party thereto, Jefferies Finance LLC (“Jefferies”), as administrative agent, as further amended by that certain Refinancing Amendment to First Lien Credit Agreement, dated as of January 20, 2021, among the Borrower, Holdings, the Subsidiary Guarantors party thereto, Jefferies and the Refinancing Lenders party thereto, as further amended by that certain Resignation, Consent and Appointment Agreement, dated as of January 20, 2021, among Jefferies, the Borrower, Holdings and JPMorgan Chase Bank, N.A., as the successor administrative agent and collateral agent (as it may be further amended, supplemented or otherwise modified to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has (i) pursuant to Section 2.24(a) of the Credit Agreement, by written notice to the Administrative Agent, made a Loan Modification Offer (as defined in the Credit Agreement) to the Revolving Lenders to effect Permitted Amendments (as defined in the Credit Agreement) that shall (a) modify the Revolving Maturity Date (as defined in the Credit Agreement) with respect to each Revolving Commitment (as defined in the Credit Agreement) and each Revolving Loan (as defined in the Credit Agreement) of such Extending Revolving Lenders (as defined below) to be June 13, 2026 (or if such day is not a Business Day, the immediately preceding Business Day) and (b) modify the Applicable Rate (as defined in the Credit Agreement) in the manner described below with respect to each Revolving Commitment and each Revolving Loan of such Extending Revolving Lenders, which Loan Modification Offer sets forth the date hereof as the date on which such Permitted Amendments are requested to become effective, and (ii) requested that each of the Issuing Banks (as defined in the Credit Agreement) consent to such extension of maturity and modification of rate and agree to the Permitted Amendments set forth herein (the transactions described in this paragraph, collectively, the “Transactions”);
WHEREAS, subject to the terms and conditions of the Credit Agreement, and pursuant to the foregoing, the Borrower has requested that the Credit Agreement be amended in the manner provided for herein; and
WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions set forth herein and in the Credit Agreement.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
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SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Amendment is a “First Lien Loan Document” as defined in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Each of the parties hereby agrees that:

(a)Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in their correct alphabetical order:

““Consenting Issuing Bank” means each Issuing Bank that has consented and agreed to the Transactions set forth in the Revolving Facilities Amendment by delivering an executed counterpart thereof to the First Lien Administrative Agent on or prior to March 26, 2021.”

““Extended Revolving Commitment” means the Revolving Commitments extended on the Revolving Facilities Amendment Effective Date.”

““Extended Revolving Loan” means a Revolving Loan made with respect to an Extended Revolving Commitment.”

““Extending Revolving Lender” means each Revolving Lender that voted in favor of the Revolving Facilities Amendment by delivering an executed counterpart thereof to the First Lien Administrative Agent on or prior to March 26, 2021.”

““Revolving Facilities Amendment” means the Revolving Facilities Amendment to this Agreement, dated as of March 26, 2021 among the Borrower, the Extending Revolving Lenders party thereto, the Consenting Issuing Banks party thereto, the Administrative Agent and the other parties thereto.”

““Revolving Facilities Amendment Effective Date” means the date set forth in the definition of Revolving Facilities Amendment.”

(b)The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows”

““Applicable Rate” means, for any day, with respect to any Loan, (i) ABR plus 1.75% per annum, in the case of an ABR Loan, or (ii) the Adjusted LIBO Rate plus 2.75% per annum, in the case of a Eurodollar Loan.”

(c)The definition of “Revolving Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be
(a)reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Assumption, (ii) an Incremental Facility Amendment, (iii) a Refinancing Amendment, (iv) an Incremental Revolving Commitment Increase, (v) without duplication of the foregoing clause (v),
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the Amendment No. 1 Revolving Commitment Increase, (vi) without duplication of the following clause (vii), the Extended Revolving Commitments, (vii) a Loan Modification Agreement or (viii) an Additional/Replacement Revolving Commitment. The initial amount of each Lender’s Revolving Commitment is set forth on Schedule 2.01(A), with respect to the Amendment No. 1 Revolving Commitment Increase, Schedule I of Amendment No. 1, or, in each case, in the Assignment and Assumption, Loan Modification Agreement or Refinancing Amendment pursuant to which such Lender shall have assumed its Revolving Commitment, as the case may be. As of the Amendment No. 1 Effective Date, the aggregate amount of the Lenders’ Revolving Commitments is $347,500,000.”

i.The definition of “Revolving Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing “December 13, 2024” therein with “June 13, 2026”.

SECTION 3. Type of Amendments. The Borrower and the Administrative Agent hereby agree that all amendments set forth herein are Permitted Amendments, this Amendment is a Loan Modification Agreement and, in the opinion of the Administrative Agent and the Borrower, necessary and/or appropriate to effectuate the provisions of Section 2.24 of the Credit Agreement.

SECTION 4. Conditions to the Effectiveness of the Revolving Facilities Amendment. This Amendment shall become effective as of the date on which the following conditions are satisfied or waived (such date, the “Revolving Facilities Amendment Effective Date”):

1.The Administrative Agent (or its counsel) shall have received from Holdings, the Borrower, each other Loan Party and each Extending Revolving Lender and each Consenting Issuing Bank either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has signed a counterpart of this Amendment.

2.The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent, the Extending Revolving Lenders and the Consenting Issuing Banks and dated the Revolving Facilities Amendment Effective Date) of each of (i) Cleary Gottlieb Steen & Hamilton LLP, New York counsel for the Loan Parties and (ii) Richards, Layton & Finger, P.A., Delaware counsel for the Loan Parties, in each case in form and substance reasonably satisfactory to the Administrative Agent.

3.The Administrative Agent shall have received a certificate of each Loan Party, dated the Revolving Facilities Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent, executed by any Responsible Officer of such Loan Party and including or attaching the documents or certifications, as applicable, referred to in paragraph (d) of this Section below.

4.The Administrative Agent shall have received (i) as to each Loan Party, either (x) a copy of each Organizational Document of such Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority or (y) written certification by such Loan Party’s secretary,
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assistant secretary or other Responsible Officer that such Loan Party’s Organizational Documents most recently certified and delivered to the Administrative Agent prior to the Revolving Facilities Amendment Effective Date pursuant to the First Lien Loan Documents remain in full force and effect on the Revolving Facilities Amendment Effective Date without modification or amendment since such original delivery, (ii) as to each Loan Party, either (x) signature and incumbency certificates of the Responsible Officers of such Loan Party executing the First Lien Loan Documents to which it is a party or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan Party’s signature and incumbency certificates most recently delivered to the Administrative Agent prior to the Revolving Facilities Amendment Effective Date pursuant to the First Lien Loan Documents remain true and correct as of the Revolving Facilities Amendment Effective Date,
(iii) copies of resolutions of the board of directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Revolving Facilities Amendment Effective Date by a secretary, an assistant secretary or a Responsible Officer of such Loan Party as being in full force and effect without modification or amendment, and (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation as of a reasonably recent date.

1.The Administrative Agent shall have received a certificate from the chief financial officer of the Borrower certifying as to the solvency of the Borrower and its Subsidiaries on a consolidated basis after giving effect to the Transactions, substantially in the form of Exhibit P to the Credit Agreement (as updated to reflect Loan Party name changes and current Administrative Agent).

2.The Administrative Agent shall have received, at least three Business Days prior to the Revolving Facilities Amendment Effective Date, all documentation and other information about the Borrower and the other Loan Parties as shall have been reasonably requested in writing at least ten Business Days prior to the Revolving Facilities Amendment Effective Date by the Administrative Agent that they shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.

3.Each of the representations set forth in Section 5 of this Amendment shall be true and correct.

The Administrative Agent shall notify Holdings, the Borrower and the Lenders of the Revolving Facilities Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants that, after giving effect to this Amendment, (i) no Event of Default has occurred and is continuing and (ii) the representations and warranties of each Loan Party set forth in the First Lien Loan Documents are true and correct in all material respects on and as of the Revolving Facilities Amendment Effective Date; provided that, in each case, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date;
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provided further that, in each case, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects on the Revolving Facilities Amendment Effective Date or on such earlier date, as the case may be.

SECTION 6. Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. Each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other First Lien Loan Documents to which it is a party, (b) agrees that (i) each First Lien Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties and (c) acknowledges that from and after the date hereof, all Revolving Loans from time to time outstanding shall be deemed to be Secured Obligations.

SECTION 7. Expenses; Indemnity; Damage Waiver. Sections 9.03(a), (b), (d), (e), (f) and (g) of the Credit Agreement are hereby incorporated, mutatis mutandis, by reference as if such Sections were set forth in full herein; provided that, notwithstanding anything else therein, such expense reimbursement provisions of Section 9.03(a) of the Credit Agreement shall only apply as provided hereinabove if the Revolving Facilities Amendment Effective Date occurs.

SECTION 8. Miscellaneous.

(a)Recordation of Revolving Loans and Revolving Commitments. Upon execution and delivery hereof, the Administrative Agent will record in the Register the Revolving Loans that are Extended Revolving Loans and the Revolving Commitments that are Extended Revolving Commitments (all as set forth on Schedule I hereto).

(b)Amendment, Modification and Waiver. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

(c)Entire Agreement. This Amendment, the Credit Agreement (as amended hereby) and the other First Lien Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

(d)Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

(e)Jurisdiction. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in
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such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any First Lien Loan Document shall affect any right that the Administrative Agent, any Extending Revolving Lender or any Consenting Issuing Bank may otherwise have to bring any action or proceeding relating to this Amendment against Holdings or the Borrower or their respective properties in the courts of any jurisdiction.

a.Waiver of Objection to Venue and Forum Non Conveniens. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in Section 10(e) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

b.Consent to Service of Process. Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in any First Lien Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

c.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

d.Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

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e.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

f.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

g.Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Credit Agreement. The parties hereto expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement which is secured by the Collateral and the Liens and guarantees thereunder. The Credit Agreement (as amended hereby) and each of the First Lien Loan Documents remain in full force and effect.

h.Electronic Signatures. Delivery of an executed counterpart of a signature page of this Amendment, that is an Electronic Signature (as defined below) transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders (including the Extending Revolving Lenders) shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender (including any Extending Revolving Lender), any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders (including the Extending Revolving Lenders), and the Borrower, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Amendment, any other First Lien Loan Document and/or any other document
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signed in connection with this Amendment and the transactions contemplated thereby, shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment, any other First Lien Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Amendment, such other First Lien Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SOTERA HEALTH HOLDINGS, LLC, as Borrower
By:	/s/ Scott J. Leffler
Name: Scott J. Leffler
Title: Chief Financial Officer and Treasurer

SOTERA HEALTH COMPANY as Holdings
By:	/s/ Scott J. Leffler
Name: Scott J. Leffler
Title: Chief Financial Officer and Treasurer
[Signature Page to Revolving Facilities Amendment to Credit Agreement]

JPMORGAN CHASE BANK N.A., as Administrative Agent, Extending Revolving Lender and Consenting Issuing Bank
By:	/s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

[Signature Page to Revolving Facilities Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Extending Revolving Lender and Consenting Issuing Bank

By:	/s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

By:	/s/ Andrew Griffin
Name: Andrew Griffin
Title: Authorized Signatory
[Signature Page to Revolving Facilities Amendment to Credit Agreement]

GOLDMAN SACHS BANK USA, as Extending Revolving Lender and Consenting Issuing Bank

By:	/s/ Jacob Elder
Name: Jacob Elder
Title: Authorized Signatory

[Signature Page to Revolving Facilities Amendment to Credit Agreement]

JEFFERIES FINANCE LLC, as Extending Revolving Lender and Consenting Issuing Bank

By:	/s/ J.R. Young
Name: J.R. Young
Title: Managing Director

[Signature Page to Revolving Facilities Amendment to Credit Agreement]

BNP PARIBAS, as Extending Revolving Lender

By:	/s/ Uzo Arinzeh
Name: Uzo Arinzeh
Title: Managing Director

By:	/s/ Albert Arencibia
Name: Albert Arencibia
Title: Director
[Signature Page to Revolving Facilities Amendment to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as Extending Revolving Lender and Consenting Issuing Bank

By:	/s/ Matthew D. Dunson
Name: Matthew D. Dunson
Title: Vice President
[Signature Page to Revolving Facilities Amendment to Credit Agreement]

PSP INVESTMENTS CREDIT USA LLC, as Extending Revolving Lender

By:	/s/ Kerry Dolan
Name: Kerry Dolan
Title: Authorized Signatory

By:	/s/ Alyssa Roland
Name: Alyssa Roland
Title: Authorized Signatory
[Signature Page to Revolving Facilities Amendment to Credit Agreement]

BARCLAYS BANK PLC, as Extending Revolving Lender

By:	/s/ Evan Moriarty
Name: Evan Moriarty
Title: Vice President
[Signature Page to Revolving Facilities Amendment to Credit Agreement]

CITIBANK, N.A., as Extending Revolving Lender and Consenting Issuing Bank

By:	/s/ Stanislav Andreev
Name: Stanislav Andreev
Title: Vice President

[Signature Page to Revolving Facilities Amendment to Credit Agreement]

ROYAL BANK OF CANADA, as Extending Revolving Lender and Consenting Issuing Bank

By:	/s/ Diana Lee
Name: Diana Lee
Title: Authorized Signatory

[Signature Page to Revolving Facilities Amendment to Credit Agreement]

CITIZENS BANK, N.A., as Extending Revolving Lender and Consenting Issuing Bank

By:	/s/ Matt Kuchta
Name: Matt Kuchta
Title: Senior Vice President

[Signature Page to Revolving Facilities Amendment to Credit Agreement]

ING CAPITAL LLC, as Extending Revolving Lender

By:	/s/ Roy De Jongh
Name: Roy De Jongh
Title: Director

By:	/s/ Michael Kim
Name: Michael Kim
Title: Director

[Signature Page to Revolving Facilities Amendment to Credit Agreement]

With respect only to Section 6 and Section 8:
SOTERA HEALTH LLC
STERIGENICS U.S., LLC
NELSON LABORATORIES, LLC
SOTERA HEALTH SERVICES, LLC

By:	/s/ Scott J. Leffler
Name: Scott J. Leffler
Title: Chief Financial Officer and Treasurer
[Signature Page to Revolving Facilities Amendment to Credit Agreement]

With respect only to Section 6 and Section 8:
NELSON LABORATORIES HOLDINGS, LLC
NELSON LABORATORIES FAIRFIELD HOLDINGS, LLC

By:	/s/ Bruce T. Krarup
Name: Bruce T. Krarup
Title: Vice President, Treasurer and Secretary
[Signature Page to Revolving Facilities Amendment to Credit Agreement]

With respect only to Section 6 and Section 8:
STERIGENICS RADIATION TECHNOLOGIES HOLDINGS, LLC
STERIGENICS RADIATION TECHNOLOGIES, LLC
STERIGENICS RADIATION TECHNOLOGIES IN, INC.

By:	/s/ Matthew D. Shimkus
Name: Matthew D. Shimkus
Title: Vice President, Treasurer and Secretary
[Signature Page to Revolving Facilities Amendment to Credit Agreement]

Schedule I

Extending Revolving Lender	Extending Revolving Commitment
JPMorgan Chase Bank, N.A.	$75,000,000
Credit Suisse AG, Cayman Islands Branch	$35,000,000
Goldman Sachs Bank USA	$35,000,000
Jefferies Finance LLC	$35,000,000
BNP Paribas	$25,000,000
KeyBank National Association	$25,000,000
PSP Investments Credit USA LLC	$25,000,000
Barclays Bank PLC	$22,500,000
Citibank, N.A.	$22,500,000
Royal Bank of Canada	$22,500,000
Citizens Bank, N.A.	$12,500,000
ING Capital LLC	$12,500,000
TOTAL	$347,500,000

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